Consolidated Statements of Income (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Net sales	$ 359,490	$ 296,808	$ 266,242
Cost of products sold	271,653	220,471	204,469
Gross profit	87,837	76,337	61,773
Selling, general and administrative expenses	44,843	37,378	35,380
Operating income	42,994	38,959	26,393
Other income	409	362	1,209
Other expense	(718)	(988)	(347)
Income before income taxes	42,685	38,333	27,255
Income taxes	13,881	12,370	8,986
Net income	$ 28,804	$ 25,963	$ 18,269
Earnings per share (in Dollars per share)	$ 1.37	$ 1.24	$ 0.87
Average number of shares outstanding (in Shares)	20,987,663	20,905,728	20,886,309